SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                ----------------
                                    FORM 8-K
                                ----------------



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of Earliest Event Reported): December 26, 2003



                             CIMETRIX, INCORPORATED
                            -------------------------
             (Exact name of registrant as specified in this Charter)


       Nevada                          0-16454                    87-0439107
       ------                          -------                    ----------
(State or other                 Commission File Number          IRS Employer
jurisdiction of incorporation)                                Identification No.


           6979 South High Tech Drive, Salt Lake City, Utah 84047-3757
                  -------------------------------------------------
              (Address of principal executive offices) (Zip Code)



       Registrant's Telephone Number, Including Area Code: (801) 256-6500



                                 Does not apply
          (Former name or former address, if changed from last report)

ITEM 5.  Completion of Private Offering.

     On December 26, 2003, Cimetrix, Incorporated (the "Company") completed a private offering involving the sale of a total of 2,114,287 shares of its common stock to eleven (11) accredited investors under Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D thereunder at a price of $.35 per share. The Company received a total of $740,000 in cash from the private placement transaction. The shares were sold through the officers and directors of the Company who did not receive any commissions or other remuneration for selling the shares. The proceeds from the offering are to be used for working capital and general corporate purposes.

     Under the terms of the offering, the Company may, in its sole discretion, file a registration statement with the Securities and Exchange Commission to register the shares of common stock that the investors received from the offering. If the Company files a registration statement to register such shares, it will use its best efforts to have it declared effective as soon as possible thereafter. In addition, the Company may, in its sole discretion, keep such registration statement current until such time as the shares of common stock that the investors received from the offering are fully tradeable pursuant to Rule 144(k) promulgated under the Securities Act of 1933, as amended, or such shares have been sold, all at the Company's expense (except commissions or discounts and attorney's fees and costs of the holders of the shares).

ITEM 7.  Financial Statements and Exhibits.

         (c)  Exhibits

                  10.1. Form of Stock Purchase and Sale Agreement.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             CIMETRIX, INCORPORATED
                                  (Registrant)



Date: December 26 , 2003.               By:/s/ Robert H. Reback
                                           ---------------------
                                           Robert H. Reback
                                           President and Chief Executive Officer

                       STOCK PURCHASE AND SALE AGREEMENT
                      ____________________________________



     THIS STOCK PURCHASE AND SALE AGREEMENT (the "Agreement") is made and entered into effective as of this ___ day of __________, 2003, by and between Cimetrix, Inc., a Nevada corporation (the "Company"), and _____________________ (the "Investor").

                                R E C I T A L S :

     WHEREAS, the Company has provided a Confidential Private Placement Memorandum (the "Memorandum") dated November 20, 2003 (the "Effective Date) in connection with the offering (the "Offering") by the Company of a minimum of 1,428,571 shares and a maximum of 2,857,142 shares of the Company's Common Stock, $.0001 par value per share (individually a "Share" or the "Common Stock" and collectively, the "Shares"), to prospective investors, including the Investor;

     WHEREAS, the Investor and/or the Investor's financial advisors and representatives (the "Purchaser Representative"), if any, have thoroughly read and reviewed the Memorandum and all documents and agreements referenced therein and all other documents and agreements deemed relevant in connection with the Investor's investment decision;

     WHEREAS, pursuant to the Memorandum, the Investor has completed an Accredited Investor Questionnaire related to the offering of securities described in the Memorandum, and has delivered said Accredited Investor Questionnaire to the Company along with a check made payable to "Cimetrix, Inc. -- Mackey Price & Thompson Trust Account" for the full amount of the shares of Common Stock subscribed to by the Investor, the receipt of which is hereby acknowledged by the Company;

     WHEREAS, the Company has determined that the Investor meets the investor qualification standards set forth in the Memorandum and is otherwise qualified to become an investor in the Company and, accordingly, has accepted the Investor's subscription for the shares of the Company's Common Stock subscribed for herein; and

     WHEREAS, the Company now desires to issue to the Investor the Shares (as that term is defined in Section 1 below) of the Company's Common Stock subscribed for by the Investor.

     NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement mutually agree as follows:


     Purchase and Sale of Shares. Subject to the terms and conditions of this Agreement, the Company hereby agrees to issue to the Investor, and the Investor agrees to accept from the Company, a total of _________________________ (________) shares of the Company's unregistered and restricted Common Stock (the "Shares").

1. Redemption of Shares. The Shares have no redemption rights.

     2. Issuance of Certificate. As soon as reasonably practicable following the receipt of an executed copy of this Agreement from the Investor, the Company will deliver to the Investor a stock certificate in the form prescribed by applicable law representing the Shares and all rights attaching thereto. It is hereby understood and agreed that the Shares will be issued in favor of and in the name of the Investor as indicated on the signature page herein.

     3. Representations and Warranties of the Company. Except as otherwise set forth in this Agreement, the Company hereby represents and warrants to the Investor as follows:

          3.1 The Company is a corporation duly organized and validly existing under, and by virtue of, the laws of the State of Delaware, and is in good standing under the laws of said State.

          3.2 The Company has all requisite legal and corporate power and authority to execute and deliver this Agreement, to sell and issue the Shares to the Investor and to carry out and perform its obligations under the terms of this Agreement.

          3.3 All corporate action on the part of the Company, its directors and shareholders necessary for the authorization, execution, delivery and performance of this Agreement by the Company, the authorization, sale, issuance and delivery of the Shares and the performance of all of the Company's obligations hereunder has been or will be taken prior to the Company's execution of this Agreement.

          3.4 The Shares, when issued and transferred to the Investor in compliance with the provisions of this Agreement, will be duly authorized, validly issued and outstanding, fully-paid and nonassessable.

     4. Representations and Warranties of the Investor. The Investor hereby represents and warrants to the Company with respect to the Investor's purchase and acquisition of the Shares, as follows:

          4.1 The undersigned is acquiring the Shares for his or her own account as principal, not as a nominee or agent, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof in whole or in part and no other person has a direct or indirect beneficial interest in such Shares. Further, the undersigned does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person with respect to any of the Shares for which the undersigned is subscribing.

          4.2 The undersigned has full power and authority to enter into this Agreement, the execution and delivery of this Agreement has been duly authorized, if applicable, and this Agreement constitutes a valid and legally binding obligation of the undersigned.

          4.3 The undersigned acknowledges his understanding that the offering and sale of the Shares are intended to be exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), by virtue of
     Section 4(2) of the Securities Act and the provisions of Regulation D promulgated thereunder ("Regulation D"). In furtherance thereof, the undersigned represents and warrants to, and agrees with, the Company and its affiliates as follows:

               (a) The undersigned realizes that the basis for the exemption may not be present if, notwithstanding any representations and/or warranties to the contrary herein contained, the undersigned has in mind merely acquiring the Shares for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise;

               (b) The undersigned has the financial ability to bear the economic risk of his investment, has adequate means for providing for his current needs and personal contingencies and has no need for liquidity with respect to his investment in the Company;

               (c)   ______________________________________   (insert   name  of
          Purchaser Representative; if none, so state) has acted as the undersigned's Purchaser Representative for purposes of the private placement exemption under the Securities Act. If the undersigned has appointed a Purchaser Representative (which term is used herein with the same meaning as given in Rule 501(h) of Regulation D), the undersigned has been advised by his Purchaser Representative as to the merits and risks of an investment in the Company in general and the suitability of an investment in the Shares for the undersigned in particular; and

               (d) The undersigned, (together with his Purchaser Representative, if any), has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares. If other than an individual, the undersigned also represents it has not been organized for the purpose of acquiring the Shares.

          4.4 The information in the Accredited Investor Questionnaire, a copy of which is attached to the memorandum as Exhibit B, is accurate and true in all respects and the undersigned is an "accredited investor," as that term is defined in Rule 501 of Regulation D.

          4.5 The undersigned and his Purchaser Representative, if any:

               (a)  Have  been  furnished  with the  Memorandum  and any and all documents which may have been made available upon request for a reasonable time prior to the date hereof, and the undersigned or his
          Purchaser Representative has carefully read the Memorandum and understands and has evaluated the risks set forth under "Risk Factors" in the Memorandum and the considerations described in subsections (ii) and (iii) below relating to the information contained in the Memorandum;

               (b) Have been provided an opportunity for a reasonable time prior to the date hereof to obtain additional information concerning the offering of the Shares, the Company and all other information to the extent the Company possesses such information or could acquire it without unreasonable effort or expense;

               (c) Have been given the opportunity for a reasonable time prior to the date hereof to ask questions of, and receive answers from, the Company or its representatives concerning the terms and conditions of the offering of the Shares and other matters pertaining to an investment in the Shares, and have been given the opportunity for a reasonable time prior to the date hereof to obtain such additional information necessary to verify the accuracy of the information contained in the Memorandum or that which was otherwise provided in order for them to evaluate the merits and risks of a purchase of the Shares to the extent the Company possesses such information or could acquire it without unreasonable effort or expense;

               (d) Have not been furnished with any oral representation or oral information in connection with the offering of the Shares which is not contained in the Memorandum; and

               (e) Have determined that the Shares are a suitable investment for the undersigned and that at this time the undersigned could bear a complete loss of such investment.

          4.6 The undersigned is not relying on any statements or representations made by the Company or its affiliates with respect to economic considerations involved in an investment in the Shares. The undersigned has relied on the advice of, or has consulted with only those persons, if any, named as Purchaser Representative herein and in the Accredited Investor Questionnaire. Each Purchaser Representative is capable of evaluating the merits and risks of an investment in the Shares on the terms and conditions set forth in the Memorandum and each Purchaser Representative has disclosed to the undersigned in writing (a copy of which is annexed to this Agreement) the specific details of any and all past, present or future relationships, actual or contemplated, between himself and the Company or any affiliate or subsidiary thereof.

          4.7 The undersigned will not sell or otherwise transfer the Shares without registration under the Securities Act or an exemption therefrom and the undersigned fully understands and agrees that he must bear the economic risk of his purchase because, among other reasons, the Shares have not been registered under the Securities Act or under the securities laws of any state and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under the applicable securities laws of such states or unless exemptions from such registration requirements are available. In particular, the undersigned is aware that the Shares are "restricted securities," as such term is defined in Rule 144 promulgated under the Securities Act ("Rule 144"), and they may not be sold pursuant to Rule 144 unless all of the conditions of Rule 144 are met. The undersigned also understands that, except as otherwise provided herein, the Company is under no obligation to register the Shares on his behalf or to assist him in complying with any exemption from the registration requirements of the Securities Act or applicable state securities laws. The undersigned further understands that sales or transfers of the Shares are further restricted by state securities laws and the provisions of this Agreement.

          4.8 No representations or warranties have been made to the undersigned by the Company, or any officer, employee, agent, affiliate or subsidiary of the Company, other than the representations of the Company contained herein and in the Memorandum, and in subscribing for Shares the undersigned is not relying upon any representations other than those contained herein or in the Memorandum.

          4.9 Any information which the undersigned has heretofore furnished or is simultaneously herewith furnishing to the Company with respect to his financial position and business experience is correct and complete as of the date of this Agreement and, if there should be any material change in such information, he or she will immediately furnish revised or corrected information to the Company. The undersigned hereby authorizes the Company and its designees to call the undersigned's bank or place of employment or otherwise inquire regarding the undersigned's financial position or business experience.

          4.10 The undersigned understands and agrees that the Shares shall bear a legend substantially similar to the following legend until (a) such securities shall have been registered under the Securities Act and effectively been disposed of in accordance with the registration statement; or (b) in the opinion of counsel for the Company such securities may be sold without registration under the Securities Act as well as any applicable "Blue Sky" or state securities laws:

          THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THEY MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED, ASSIGNED OR TRANSFERRED EXCEPT (i) PURSUANT TO A REGISTRATION STATEMENT UNDER THE SECURITIES ACT WHICH HAS BECOME EFFECTIVE AND IS CURRENT WITH RESPECT TO THESE SECURITIES, OR (ii) PURSUANT TO A SPECIFIC EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT BUT ONLY UPON A HOLDER HEREOF FIRST HAVING OBTAINED THE WRITTEN OPINION OF COUNSEL TO THE COMPANY, OR OTHER COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY, THAT THE PROPOSED DISPOSITION IS CONSISTENT WITH ALL APPLICABLE PROVISIONS OF THE SECURITIES ACT AS WELL AS ANY APPLICABLE "BLUE SKY" OR OTHER STATE SECURITIES LAW.

          4.11 The undersigned, if an individual, is a citizen of the United States, and is at least 21 years of age, or if a partnership, corporation or trust, the members, shareholders or beneficiaries thereof are all citizens of the United States and each is at least 21 years of age. The address set forth below is the undersigned's correct home address, or if the undersigned is other than an individual, the undersigned's correct principal office and the undersigned has no present intention of changing such address.

          4.12 The undersigned understands that an investment in the Shares is a speculative investment which involves a high degree of risk of loss of his or her entire investment.

          4.13 The undersigned's overall commitment to investments which are not readily marketable is not disproportionate to the undersigned's net worth, and an investment in the Shares will not cause such overall commitment to become excessive.

          4.14 The undersigned represents and warrants that he has not retained any finder, broker, agent, financial advisor or other intermediary other than a Purchaser Representative, as set forth in Section 5.3(c), if any, in connection with the transactions contemplated by this Agreement and agrees to indemnify and hold harmless the Company from liability for any compensation to any such intermediary retained by the undersigned and the fees and expenses of defending against such liability or alleged liability.

          4.15 The foregoing representations, warranties and agreements shall survive the execution of this Agreement.

     5. Miscellaneous.

          5.1 The undersigned agrees to indemnify and hold harmless the Company, its officers and directors, employees and its affiliates and each other person, if any, who controls any thereof, against any loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty or breach or failure by the undersigned to comply with any covenant or agreement made by the undersigned herein or in any other document furnished by the undersigned to any of the foregoing in connection with this transaction.

          5.2 Neither this Agreement nor any provisions hereof shall be modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

          5.3 Any notice, demand or other communication which any party hereto may be required, or may elect, to give to anyone interested hereunder shall be sufficiently given if (a) deposited, postage prepaid, in a United States mail letter box, registered or certified mail, return receipt requested, addressed to such address as may be given herein, or (b) delivered personally at such address.

          5.4 This Agreement may be executed through the use of separate signature pages or in any number of counterparts, and each of such counterparts shall, for all purposes, constitute one agreement binding on all parties, notwithstanding that all parties are not signatories to the same counterpart.

          5.5 Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns. If the undersigned is more than one person, the obligation of the undersigned shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his heirs, executors, administrators and successors.

          5.6 This instrument contains the entire agreement of the parties and there are no representations, covenants or other agreements except as stated or referred to herein.

          5.7  This  Agreement  is  not   transferable   or  assignable  by  the
     undersigned.

          5.8 This Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of Utah, without giving effect to conflicts of law principles.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the dates indicated below effective as of the date first-above written.

THE INVESTOR:                               THE COMPANY:

                                            CIMETRIX, INC.



__________________________                  By:__________________________
                                               Robert H. Reback
                                               Chief Executive Officer

DATED:  ____________, 2003.                    DATED: _______________, 2003.

                     ALL SUBSCRIBERS MUST COMPLETE THIS PAGE

     IN WITNESS WHEREOF, the undersigned has executed Agreement on the _____ day of ____________, 2003.


Aggregate principal amount of Shares subscribed for:         $-----------

                                                             $-----------
                                                            Total Purchase Price


Manner in which Title is to be held (Please Check One):


1. ______ Individual

2. ______ Joint Tenants with Right of Survivorship

3. ______ Community Property

4. ______ Tenants in Common

5. ______ Corporation/Partnership

6. ______ IRA

7. ______ Trust/Estate/Pension or Profit Sharing Plan. Date Opened: __________

8. ______ As a Custodian for ________________ under the Uniform Gift to Minors Act of the State of _____________

9. ______ Married with Separate Property

10. ______ Keogh

11. ______ Tenants by the Entirety





         ---------------------------------------------------------------
             IF MORE THAN ONE SUBSCRIBER, EACH SUBSCRIBER MUST SIGN.
                  INDIVIDUAL SUBSCRIBERS MUST COMPLETE PAGE 10.
              SUBSCRIBERS WHICH ARE ENTITIES MUST COMPLETE PAGE 11.

                          EXECUTION BY NATURAL PERSONS
                     ______________________________________



                ------------------------------------------------
                     Exact Name in Which Title is to be Held



-------------------------------     ------------------------------
Name (Please Print)                 Name of Additional Purchaser


-------------------------------     ------------------------------
Residence: Number & Street          Address of Additional Purchaser


-------------------------------     ------------------------------
City, State and Zip Code            City, State and Zip Code


-------------------------------     ------------------------------
Social Security Number              Social Security Number


-------------------------------     ------------------------------
Signature                           Signature



         ACCEPTED this ___ day of _____________, 2003 on behalf of the Company.



                                  BY: _________________________________________
                                      Robert H. Reback
                                      Chief Executive Officer

                   EXECUTION BY SUBSCRIBER WHICH IS AN ENTITY

                     (Corporation, Partnership, Trust, etc.)


             -------------------------------------------------------
                          Name of Entity (Please Print)


Date of Incorporation or Organization: __________________________

State of Principal Offices: _____________________________________

Federal Taxpayer Identification Number: _________________________


                                                By: __________________________

                                                Title: _______________________


[seal]

Attest:_______________________                  ______________________________
     (If entity is corporation)

                                                ------------------------------
                                                Address

                                                -----------------------------
                                                Taxpayer ID Number


         Accepted this ___ day of _____________, 2003 on behalf of the Company.


                                                 By: __________________________
                                                     Robert H. Reback
                                                     Chief Executive Officer

                          ACKNOWLEDGMENT FOR INDIVIDUAL


STATE OF                            )
                                    :ss
COUNTY OF                           )


          The foregoing instrument was acknowledged before me this ___ day of ______________, 2003 by ________________________.




(SEAL)


                                             ------------------------------
                                             NOTARY PUBLIC

My Commission Expires:

----------------------

                         ACKNOWLEDGMENT FOR CORPORATION

STATE OF _______________   )
                                            :ss
COUNTY OF _____________    )


     The  foregoing  instrument  was  acknowledged  before  me  this  ___ day of
______________,   2003  by  ________________________,   ____________________  of
__________________ Corporation, a _____________ corporation.



(SEAL)


                                             ------------------------------
                                             NOTARY PUBLIC


My Commission Expires:


----------------------